UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 1, 2011

CAVITATION TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Nevada	02-9901	20-4907818
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

10019 Canoga Ave, Chatsworth, California	91311
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:
818-718-0905

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD LOOKING STATEMENTS

This current report may contain forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements relate to future events or our future results of operation or future financial performance, including, but not limited to, the following: statements relating to our ability to raise sufficient capital to finance our planned operations, our ability to develop brand recognition with resellers and consumers, develop our current and future products, increase sales and our estimates of cash expenditures for the next 12 months. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “intends”, “expects”, “plans”, “anticipates”, “believes”, “estimates”, “predicts”, “potential”, or “continue” or the negative of these terms or other comparable terminology. These statements are only predictions and involve known and unknown risks, uncertainties and other factors, including the risks in the section entitled “Risk Factors”, which may cause our or our industry’s actual results, levels of activity or performance to be materially different from any future results, levels of activity or performance expressed or implied by these forward-looking statements.

Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity or performance. You should not place undue reliance on these statements, which speak only as of the date that they were made. These cautionary statements should be considered with any written or oral forward-looking statements that we may issue in the future. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to reflect actual results, later events or circumstances or to reflect the occurrence of unanticipated events.

As used in this current report and unless otherwise indicated, the terms “we”, “us” and “our company” refer to Cavitation Technologies, Inc.

Item 1.01 Entry into a Material Definitive Agreement

On June 1, 2011 we signed an amendment to the original Technology License, Marketing, & Collaboration Agreement dated November 1, 2010 with the N.V. Desmet Ballestra Group, S.A. The principal changes to the agreement are as follows: (i) the elimination of a shared savings royalty fee model which is replaced by an equipment price component paid from site user to licensee, and a fixed license fee component paid directly by the site user to licensor (ii) the elimination of a payment to Desmet Ballestra equal to 15% of the monthly royalty received by CTi is replaced by a payment equal to 15% of the fixed license fee from us to the Desmet Ballestra Group, S.A. and (iii) a performance guarantee by the Desmet Bellestra Group, S.A. of the operating improvements to the site user.

On September 1, 2011, we signed a second amendment to the original Technology License, Marketing, & Collaboration Agreement dated November 1, 2010 with the N.V. Desmet Ballestra Group, S.A. The principal changes to the agreement are as follows: (i) the requirement that the Desmet Bellestra Group, S.A. install at least ten (10) of our Nano Reactor Units by June, 2012 and (ii) that the Desmet Ballestra Group, S.A install an additional twenty (20) Nano Reactor Units by June of 2013 as well as (iii) twenty (20) additional Nano Reactor Units by June 2014 in order for the Desmet Ballestra Group, SA to maintain the exclusive license granted by us.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: September 2, 2011

By:	/s/ Todd Zelek
Todd Zelek
Chief Executive Officer